Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference in our firm under the caption "Experts" and to use of our report dated February 8, 2000, in the Registration Statement (Form N-2) and related Prospectus of UTEK Corporation for the registration of 1,000,000 shares of its common stock.


                                               /s/ Ernst & Young LLP


Tampa, Florida
May 25, 2000